EXHIBIT 99.1

                      SUNBEAM CORPORATION AND SUBSIDIARIES
                             (DEBTORS-IN-POSSESSION)
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          Three Months Ended               Six Months Ended
                                                                     ----------------------------    ----------------------------
                                                                       June 30,        June 30,         June 30,       June 30,
                                                                         2002            2001             2002           2001
                                                                     -------------  -------------    -------------   ------------
Net sales..........................................................  $    546,771   $    601,678     $    992,018    $ 1,078,131
Cost of goods sold.................................................       416,208        474,427          765,986        843,391
Selling, general and administrative expense........................       106,990        121,270          206,912        230,519
                                                                     -------------  -------------    -------------   ------------

Operating income...................................................        23,573          5,981           19,120          4,221
Interest expense (contractual interest and Debenture discount amortization for the three and six month periods ended
   June 30, 2002 and 2001, respectively, $49,027, $61,922
   $96,010 and $123,366)...........................................         5,052          8,541            8,627         35,867
Other (income) expense, net........................................        (2,833)           620           (2,065)         3,799
                                                                     -------------  -------------    -------------   ------------

Income (loss) before reorganization
   costs and income taxes..........................................        21,354         (3,180)          12,558        (35,445)

Reorganization costs...............................................         2,822          5,690            5,488         51,212

Income tax provision (benefit):
   Current.........................................................         2,348           (411)           4,282          1,535
   Deferred........................................................         1,084            589              101           (382)
                                                                     -------------  -------------    -------------   ------------
                                                                            3,432            178            4,383          1,153

Net income (loss)..................................................  $     15,100   $     (9,048)    $      2,687    $   (87,810)
                                                                     =============  =============    =============   ============

Income (loss) per share:

   Net income (loss), basic and diluted............................  $      0.14    $      (0.08)    $       0.03       $  (0.82)
                                                                     =============  =============    =============   ============

Weighted average common shares outstanding and diluted.............       107,304        107,304          107,304        107,304



INTANGIBLE ASSETS
-----------------
In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets," ("SFAS No. 142"), which the Company is required to adopt as of January 1, 2002. As discussed below, the Company has not fully adopted this statement as of June 30, 2002. Under the provisions of this statement, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. The Company discontinued the amortization of goodwill and identifiable intangible assets that have indefinite useful lives as of January 1, 2002. Identifiable intangible assets deemed to have indefinite lives are required to be tested for impairment in the first interim period in which SFAS No. 142 is initially applied (March 31, 2002 for the Company). SFAS No. 142 prescribes that an impairment loss be measured as the difference between the carrying amount and fair value of the asset. In addition, SFAS No. 142 sets forth guidelines for the evaluation of goodwill for impairment using a "two-step" transitional goodwill impairment test. SFAS No. 142 requires the completion of the first step of the transitional goodwill impairment test (whereby the fair value of reporting units is compared to the carrying value, including goodwill) no later than 6 months (June 30, 2002 for the Company) after initial adoption. If there is indication of impairment, the second step (comparing the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill) must be completed by the end of the fiscal year. Given that the Company is in the process of obtaining a business-by-business valuation for Fresh-Start Accounting purposes, the Company has delayed the completion of these transitional impairment tests until the valuation process has been completed. As presented in the Company's Second Amended Joint Disclosure Statement filed with the Court on September 6, 2002, and contained in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 10, 2002, based on preliminary estimates, the Company anticipates a material reduction in the carrying value of goodwill and other intangible assets related to the valuation process. This reduction is expected to approximate the impact of the implementation of SFAS No. 142.

                      SUNBEAM CORPORATION AND SUBSIDIARIES
                             (DEBTORS-IN-POSSESSION)
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                                                  June 30,                December 31,
                                                                                    2002                      2001
                                                                              -----------------         ----------------
ASSETS

Current assets:
   Cash and cash equivalents................................................  $        33,630           $        57,248
   Receivables, net.........................................................          210,130                   131,375
   Inventories..............................................................          388,739                   377,602
   Prepaid expenses, deferred income taxes and other current assets.........           38,612                    42,160
                                                                              -----------------         ----------------

           Total current assets.............................................          671,111                   608,385
Property, plant and equipment, net..........................................          334,195                   361,133
Trademarks, tradenames and other intangibles (see note below)...............          544,249                   559,505
Goodwill   (see note below).................................................           15,564                     6,396
Other assets................................................................           29,668                    25,324
                                                                              -----------------         ----------------

                                                                              $     1,594,787           $     1,560,743
                                                                              =================         ================

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Liabilities not subject to compromise

Current liabilities:
   Short-term debt and current portion of long-term debt....................  $        35,129           $        32,707
   Accounts payable  .......................................................          150,827                   124,133
   Other current liabilities................................................          211,350                   225,854
                                                                              -----------------         ----------------
           Total current liabilities........................................          397,306                   382,694
Long-term debt, less current portion........................................           10,339                     1,143
Other long-term liabilities.................................................          196,764                   194,175
Deferred income taxes.......................................................           93,362                    91,425

Liabilities subject to compromise...........................................        2,498,065                 2,499,398

Commitments and contingencies

Shareholders' deficiency:
   Preferred stock (2,000,000 shares authorized, none outstanding)..........               --                        --
   Common stock (107,422,500 shares issued and outstanding).................            1,074                     1,074
   Additional paid-in capital...............................................        1,179,629                 1,179,629
           Accumulated deficit..............................................       (2,686,337)               (2,689,024)
   Accumulated other comprehensive loss.....................................          (95,415)                  (99,771)
                                                                              -----------------         ----------------

   Total shareholders' deficiency ..........................................       (1,601,049)               (1,608,092)
                                                                              -----------------         ----------------

                                                                              $     1,594,787           $     1,560,743
                                                                              =================         ================

INTANGIBLE ASSETS
-----------------
In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets," ("SFAS No. 142"), which the Company is required to adopt as of January 1, 2002. As discussed below, the Company has not fully adopted this statement as of June 30, 2002. Under the provisions of this statement, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. The Company discontinued the amortization of goodwill and identifiable intangible assets that have indefinite useful lives as of January 1, 2002. Identifiable intangible assets deemed to have indefinite lives are required to be tested for impairment in the first interim period in which SFAS No. 142 is initially applied (March 31, 2002 for the Company). SFAS No. 142 prescribes that an impairment loss be measured as the difference between the carrying amount and fair value of the asset. In addition, SFAS No. 142 sets forth guidelines for the evaluation of goodwill for impairment using a "two-step" transitional goodwill impairment test. SFAS No. 142 requires the completion of the first step of the transitional goodwill impairment test (whereby the fair value of reporting units is compared to the carrying value, including goodwill) no later than 6 months (June 30, 2002 for the Company) after initial adoption. If there is indication of impairment, the second step (comparing the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill) must be completed by the end of the fiscal year. Given that the Company is in the process of obtaining a business-by-business valuation for Fresh-Start Accounting purposes, the Company has delayed the completion of these transitional impairment tests until the valuation process has been completed. As presented in the Company's Second Amended Joint Disclosure Statement filed with the Court on September 6, 2002, and contained in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 10, 2002, based on preliminary estimates, the Company anticipates a material reduction in the carrying value of goodwill and other intangible assets related to the valuation process. This reduction is expected to approximate the impact of the implementation of SFAS No. 142.

                      SUNBEAM CORPORATION AND SUBSIDIARIES
                             (DEBTORS-IN-POSSESSION)
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                                                                               Six Months Ended
                                                                                -----------------------------------------------
                                                                                    June 30,                        June 30,
                                                                                      2002                            2001
                                                                                -----------------              ----------------
OPERATING ACTIVITIES:
    Net income (loss)........................................................   $         2,687                $       (87,810)
    Adjustments to reconcile net income (loss) to net cash
       (used in) provided by operating activities:
         Depreciation and amortization.......................................            34,168                         47,053
         Non-cash interest charges...........................................             1,705                          9,707
         Non-cash reorganization costs.......................................                --                         39,869
         Deferred income taxes...............................................               101                           (382)
         (Gain) loss on sale of property, plant and equipment................               (13)                           671
         Loss on sale of business............................................               848                             --
         Excess reimbursement for Lyon plant casualty........................            (3,417)                            --
         Changes in working capital and other, net of divestitures...........           (58,651)                        (4,429)
                                                                                -----------------              ----------------

                Net cash (used in) provided by operating activities..........           (22,572)                         4,679
                                                                                -----------------              ----------------

INVESTING ACTIVITIES:
    Capital expenditures.....................................................           (13,788)                       (16,687)
    Net proceeds from sale of business.......................................             6,300                             --
    Proceeds from sale of other assets.......................................               135                             58
    Insurance proceeds from Lyon plant casualty..............................             6,008                             --
                                                                                -----------------              ----------------
                Net cash used in investing activities........................            (1,345)                       (16,629)
                                                                                -----------------              ----------------

FINANCING ACTIVITIES:
    Net borrowings (repayments) under revolving credit facilities............             9,980                        (10,813)
    Net borrowings under DIP facility........................................                --                         35,000
    Net borrowings (repayments) under debt obligations.......................             1,591                           (762)
    Deferred financing fees..................................................            (4,798)                        (9,626)
    Other, net  .............................................................                --                             18
                                                                                -----------------              ----------------

                Net cash provided by financing activities....................             6,773                         13,817
                                                                                -----------------              ----------------

Effect of exchange rate changes on cash and cash equivalents.................            (6,474)                         5,798
                                                                                -----------------              ----------------

Net (decrease) increase in cash and cash equivalents.........................           (23,618)                         7,665
Cash and cash equivalents at beginning of period.............................            57,248                         27,225
                                                                                -----------------              ----------------

Cash and cash equivalents at end of period...................................   $        33,630                $        34,890
                                                                                =================              ================

INTANGIBLE ASSETS
-----------------
In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets," ("SFAS No. 142"), which the Company is required to adopt as of January 1, 2002. As discussed below, the Company has not fully adopted this statement as of June 30, 2002. Under the provisions of this statement, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. The Company discontinued the amortization of goodwill and identifiable intangible assets that have indefinite useful lives as of January 1, 2002. Identifiable intangible assets deemed to have indefinite lives are required to be tested for impairment in the first interim period in which SFAS No. 142 is initially applied (March 31, 2002 for the Company). SFAS No. 142 prescribes that an impairment loss be measured as the difference between the carrying amount and fair value of the asset. In addition, SFAS No. 142 sets forth guidelines for the evaluation of goodwill for impairment using a "two-step" transitional goodwill impairment test. SFAS No. 142 requires the completion of the first step of the transitional goodwill impairment test (whereby the fair value of reporting units is compared to the carrying value, including goodwill) no later than 6 months (June 30, 2002 for the Company) after initial adoption. If there is indication of impairment, the second step (comparing the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill) must be completed by the end of the fiscal year. Given that the Company is in the process of obtaining a business-by-business valuation for Fresh-Start Accounting purposes, the Company has delayed the completion of these transitional impairment tests until the valuation process has been completed. As presented in the Company's Second Amended Joint Disclosure Statement filed with the Court on September 6, 2002, and contained in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 10, 2002, based on preliminary estimates, the Company anticipates a material reduction in the carrying value of goodwill and other intangible assets related to the valuation process. This reduction is expected to approximate the impact of the implementation of SFAS No. 142.


                                       3